SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2003

SPX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6498	38-1016240
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13515 Ballantyne Corporate Place

Charlotte, NC 28277

(Address of principal executive offices)

Registrant’s telephone number, including area code: (704) 752-4400

Item 5. Other Events.

On February 12, 2003, we issued the press release filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1	Press Release issued February 12, 2003

1

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: February 13, 2003	By:	/s/ Christopher J. Kearney
Christopher J. Kearney Vice President, Secretary and General Counsel

S-1

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release issued February 12, 2003

E-1